Rule 497(e)
                                               File Nos. 033-00499 and 811-04417

                           CALIFORNIA INVESTMENT TRUST

                          Supplement dated May 17, 2001

                        To the Prospectus January 1, 2001

Effective May 1, 2001, William Mock is the portfolio manager for the California Tax-Free Money Market Fund and the Short-Term U.S. Government Bond Fund. Additionally, he is the co-portfolio manager of the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, and The United States Treasury Trust. Mr. Mock joined the firm in May 2001. Prior to joining the firm, he gained investment and trading experience at Societe Generale and Citibank, N.A.. He holds an engineering degree from Kansas State University and is an honors graduate of the University of Chicago Graduate School of Business MBA Program, with an emphasis in finance.

NOTICE OF PRIVACY POLICY

When you become an investor with California Investment Trust Fund Group, you entrust us not only with your hard-earned assets but also with your nonpublic personal and financial information ("shareholder information"). We consider your shareholder information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

OUR PRIVACY PRINCIPLES:
     o    We do not sell shareholder information.
     o We do not provide shareholder information to persons or organizations outside The California Investment Trust Fund Group who are doing business on our behalf (e.g., non-affiliated third par-ties), for their own marketing purposes.
     o We afford prospective and former shareholders the same protections as existing shareholders with respect to the use of shareholder information.

INFORMATION WE MAY COLLECT:
We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of shareholder information needed for these purposes, such as those below:

     o From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.
     o From your transactions with our transfer agent, such as your transaction history, and account balance.
     o    From electronic sources, such as our website or e-mails.

HOW WE USE INFORMATION ABOUT YOU:
The California Investment Trust Fund Group will only use information about you and your California Investment Trust accounts to help us better serve your investment needs or to suggest California Investment Trust Fund Group services or educational materials that may be of interest to you.

INFORMATION DISCLOSURE:
We do not disclose any nonpublic personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder's authorization. However, we may disclose shareholder information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

HOW WE PROTECT YOUR INFORMATION:
We restrict access to your shareholder information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard shareholder information. To further protect your privacy, our website uses the highest levels of Internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

For shareholders with Internet access, California Investment Trust Fund Group recommends that you do not provide your user name or password for any reason to anyone.

In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.